Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica JPMorgan Tactical Allocation VP
Security:  See Attached

Issuer: See Attached
Offering Type: US Registered



REQUIRED INFORMATION

 1. Offering Date

 2. Trade Date

 3. Unit Price of Offering

 4. Price Paid per Unit

 5. Years of Issuer's Operations

 6. Underwriting Type

 7. Underwriting Spread

 8. Total Price paid by the Fund

 9. Total Size of Offering

10. Total Price Paid by the Fund
plus Total Price Paid for same
securities purchased by the same
Sub-Adviser for other investment
companies

11. Underwriter(s) from whom the
Fund purchased (attach a list of
all syndicate members)

12. If the affiliate was lead or
co-lead manager, was the instruction
listed below given to the broker(s)
named in #11? ****



ANSWER

See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached

See Attached

See attached

Yes



APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"



In Compliance
(Yes/No)

YES

YES

YES

YES

YES

YES

YES

YES

YES

YES

YES


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of
munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not
exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager,
check box to confirm that the purchase was not
designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive
any credit for the securities purchased on behalf of the Fund.



Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica JPMorgan Tactical Allocation VP
Security:  See Attached

Issuer: See Attached
Offering Type: 144A



REQUIRED INFORMATION

 1. Offering Date

 2. Trade Date

 3. Unit Price of Offering

 4. Price Paid per Unit

 5. Years of Issuer's Operations

 6. Underwriting Type

 7. Underwriting Spread

 8. Total Price paid by the Fund

 9. Total Size of Offering

10. Total Price Paid by the Fund plus
Total Price Paid for same securities
purchased by the same Sub-Adviser for
other investment companies

11. Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12. If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****



ANSWER

See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached

See Attached

See attached

Yes



APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"



In Compliance
(Yes/No)

YES

YES

YES

YES

YES

YES

YES

YES

YES

YES

YES


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of
munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not
exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager,
check box to confirm that the purchase was not
designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive
any credit for the securities purchased on behalf of the Fund.